Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A of Consorteum Holdings, Inc. (the “Company”) for the period ended December 31, 2011 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph R. Cellura, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Date: February 21, 2012

/s/ Joseph R. Cellura
Joseph R. Cellura,
Chief Executive Officer and Chief Financial Officer